 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 25, 2019

DNB Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	1-34242	23-2222567
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Brandywine Avenue, Downingtown, Pennsylvania		19335
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(610) 269-1040

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock ($1.00 Par Value)	DNBF	The NASDAQ Stock Market LLC

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company □
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On September 25, 2019, DNB Financial Corporation (“DNB”) held a Special Meeting of Shareholders (the “Special Meeting”). At the Special Meeting, three matters were submitted to a vote of shareholders: (1) approval of the Agreement and Plan of Merger, dated as of June 5, 2019, by and between S&T Bancorp (“S&T”) and DNB, pursuant to which DNB will merge with and into S&T (the “DNB Merger Proposal”),  (2) approval of an adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the DNB Merger Proposal, and (3) approval of an advisory (non-binding) resolution approving the compensation that certain executive officers of DNB may receive in connection with the merger of DNB with and into S&T pursuant to agreements or arrangements with DNB.

As of the close of business on August 19, 2019, the record date for the Special Meeting, 4,334,782 shares of common stock, par value, $1.00 per share, of DNB (the “Common Stock”) were outstanding and entitled to vote. At the Special Meeting, 3,097,308, or approximately 71.45%, of the outstanding Common Stock entitled to vote were represented in person or by proxy. This constituted a quorum for all matters to be presented at the Special Meeting.

The number of votes cast for or against as to each such matter, as well as the number of abstentions as to each such matter, are set forth below.

Proposal 1 – To approve the DNB Merger Proposal.

FOR	AGAINST	ABSTAIN
3,018,300	57,085	21,923

There were no broker non-votes on this proposal.

Proposal 2 – To approve an adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the DNB Merger Proposal.

FOR	AGAINST	ABSTAIN
2,922,843	159,748	14,717

There were no broker non-votes on this proposal.

With respect to Proposal 2, to approve the adjournment of the Special Meeting if necessary or appropriate to solicit additional proxies in favor of the approval of the DNB Merger Proposal, although the vote was taken, no motion to adjourn was made because the proposal to approve the DNB Merger Proposal had passed.

Proposal 3 – To approve an advisory (non-binding) resolution approving the compensation that certain executive officers of DNB may receive in connection with the merger of DNB with and into S&T pursuant to agreements or arrangements with DNB.

FOR	AGAINST	ABSTAIN
2,611,132	472,516	13,659

There were no broker non-votes on this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DNB Financial Corporation

September 25, 2019	By:	/s/ Gerald F. Sopp
Name: Gerald F. Sopp
Title: Chief Financial Officer and Executive Vice President